STATE OF NORTH CAROLINA       )
                              )
COUNTY OF MECKLENBURG         )


                               SECURITY AGREEMENT
                               ------------------

         Security Agreement between SPORTS IMAGE, INC., a North Carolina corporation (herein referred to as "Secured Party") and SII ACQUISITION, INC. (herein referred to as "Debtor").

                              W I T N E S S E T H:

         1. Collateral. The collateral of this Security Agreement is all of Debtor's right, title, and interest in the assets, properties, rights and goodwill transferred by Secured Party to Debtor pursuant to an Asset Purchase Agreement dated November 7, 1996 (the "Asset Purchase Agreement") among Debtor, Secured Party, and Dale and Teresa Earnhardt, including but not limited to, (i) all assets and properties, tangible or intangible, real, personal or mixed, (ii) notes and accounts receivable; (iii) computer equipment; (iv) office and warehouse equipment; (v) vehicles; (vi) reserves; (vii) prepayments; (viii) inventories; (ix) deposits; (x) bank accounts; (xi) cash and securities; (xii) claims and rights under contracts, agreements, licenses, and leases; (xiii) all computer programs, data bases, records, systems, processes, and all know how, information, and trade secrets relating thereto; (xiv) the name "Sports Image" and (xv) and all books and records; together with any additions, replacements, proceeds, and proceeds of proceeds thereof (the "Collateral").

         2. Debtor's Obligations.

                  A. Obligation to Pay. This Agreement secures the payment and performance of Debtor's obligations under the Promissory Note for the purchase of such Collateral described in paragraph 1 above pursuant to this Security Agreement and in accordance with the terms of the Asset Purchase Agreement. The obligations to pay money as set forth herein and the additional obligations in paragraph B below are hereinafter referred to as "Debtor's Obligations."

                  B. Additional Obligations.

                           (1)      Protection of Collateral.  The Collateral:

                                    (a)  Will be  used  or sold in the  ordinary
                                    course of business by Debtor unless  Secured
                                    Party consents in writing to another use, and

                                    (b) Will not be misused or abused, wasted or
                                    allowed  to  deteriorate,   except  for  the
                                    ordinary wear and tear, and

                                    (c)  Will be  insured  until  this  Security
                                    Agreement is terminated under such insurance
                                    policies  and in  such  amounts  as  Secured
                                    Party may  reasonably  require and with said
                                    policies   indicating   insurance   proceeds
                                    payable to both Secured  Party and Debtor as
                                    their interests may appear.  In the event of
                                    a  loss,  the  Secured  Party  may,  at  its
                                    discretion,  use the  proceeds  therefrom to
                                    replace the Collateral or
                                    apply said  proceeds  against  the  Debtor's
                                    obligation   arising  from  the  transaction
                                    contemplated herein.

                                    (d)  Will  be kept at  Debtor's  or  Secured
                                    Party's  present  business   location  where
                                    Secured  Party may inspect it at  reasonable
                                    times after 48 hours prior notice except for
                                    its temporary removal in connection with its
                                    ordinary  use  or  unless  Debtor   notifies
                                    secured  party in writing and Secured  Party
                                    consents   in  writing  in  advance  of  its
                                    removal to another location.

                           (2)      Protection of Security Interest.

                                    (a) The noninventory  Collateral will not be
                                    sold,   leased,    transferred,    conveyed,
                                    assigned, or otherwise disposed of except in
                                    the ordinary course (i.e.  obsolescence)  or
                                    be subject to any unpaid  charge,  including
                                    but  not  limited  to,  taxes,  assessments,
                                    governmental charges,  except liens in favor
                                    of Secured Party or to which the  Collateral
                                    was subject when  transferred to Debtor,  or
                                    to any subsequent  interest of a third party
                                    created or suffered by Debtor voluntarily or
                                    involuntarily,   unless  the  Secured  Party
                                    consents in advance in writing to such charge, transfer, disposition or subsequent interest;

                                    (b) Debtor will sign and execute  along with
                                    Secured Party such  financing  statements or
                                    other  documents or procure such  documents,
                                    and pay all  reasonable  connected  costs as
                                    may be  reasonably  necessary  to protect or
                                    defend  title  and  the  security   interest
                                    created   under  this   Security   Agreement
                                    against the rights or interest of third persons, and

                                    (c) Debtor will reimburse  Secured Party for
                                    reasonable  costs associated with any action
                                    to  remedy a  default  which  Secured  Party
                                    elects   pursuant   to  the  terms   hereof,
                                    including  but  not  limited  to  reasonable
                                    attorneys' fees, costs of retaking,  holding
                                    and  preparing  the   Collateral  for  sale,
                                    insurance,   and  such  other   expenses  as
                                    Secured  Party may  reasonably  incur in the
                                    liquidation   of   said   Collateral   in  a
                                    commercially  reasonable manner.  Should the
                                    proceeds from the sale of the  Collateral be
                                    insufficient to cover the obligations of the
                                    Debtor  and  the  costs   incurred  in  such
                                    liquidation, the Debtor shall forthwith pay any deficiency. Should the proceeds from such liquidation exceed the liabilities of the Debtor, then, in any event, the Debtor shall be entitled to any surplus funds arising from said liquidation.

                                    (d) Debtor will give Secured  Party full and
                                    prompt  written notice of any default or any
                                    situation,  which would constitute a default
                                    but for a lapse of time.  Debtor  will  also
                                    serve Secured Party  promptly  notice of any
                                    legal,    condemnation,    forfeiture,    or
                                    foreclosure
                                    proceeding against or regarding said Debtor, its property or the Collateral.

         3. Default. The occurrence of any of the following shall constitute an event of default:

                  A. Any representation or warranty made herein shall, at the time made, be false or misleading in any material respect;

                  B. Failure to pay any principal or interest under the Promissory Note when the same shall be due and payable or within three days thereafter.

                  C. Debtor shall voluntarily file a petition under the Federal Bankruptcy Act, as such Act may from time to time be amended, or under any similar or successor Federal statute relating to bankruptcy, insolvency, arrangements or reorganizations, or under any state bankruptcy or insolvency act, or file an answer in an involuntary proceeding admitting insolvency or inability to pay debts, or if Debtor shall fail to obtain a vacation or stay or voluntary proceedings brought for the reorganization, dissolution, or liquidation of Debtor, or if Debtor shall be adjudged a bankrupt, or if a trustee or receiver shall be appointed for Debtor or a property, or if the property shall become subject to the jurisdiction of a Federal bankruptcy court or similar state court, or if Debtor shall make an assignment for the benefit of Debtor's creditors, or if there is an attachment, execution, or other judicial seizure of any portion of Debtor's assets and such seizure is not discharged within thirty (30) days;

                  D. Final judgment for the payment of money in excess of $10,000 shall be rendered against the Debtor, and the same shall remain undischarged and shall not have been effectively stayed for a period of thirty
(30) days.

         4. Secured Party's Rights and Remedies.

                  A. Secured Party may assign this Security Agreement only if the indebtedness under the Promissory Note is assigned simultaneously to the same person or entity, and

                           (1) If Secured Party does assign this Security Agreement, the Assignee shall be entitled, upon notifying the Debtor, to performance of all of Debtor's obligations and agreements hereunder, and Assignee shall be entitled to all of the rights and remedies of Secured Party under this paragraph, and

                  B. Upon Debtor's default, Secured Party may exercise its rights of enforcement under the Uniform Commercial Code in force in North Carolina at the date of this Security Agreement.

         5. Rights and Remedies of Debtor. Debtor shall have all of the rights and remedies before or after default provided in Article 9 of the Uniform Commercial Code in force in North Carolina at the date of this Security Agreement. Debtor shall not, however, assign any and all of its interest in the Security Agreement without the prior written consent of the Secured Party, which consent shall not be unreasonably withheld.

         6. Additional Agreements and Affirmations.

                  A.       Debtor Agrees and Affirms.

                           (1) That information supplied and statements made by it in the negotiation of the purchase and sale of Collateral and any financial or credit statement prepared by it or on its behalf or application for credit prior to this Security Agreement are true and accurate, and

                           (2) That the address of Debtor's place of business is that appearing below.

                           (3) That the Secured Party shall have a valid security interest in the Collateral.

                  B.       Mutual Agreements.

                           (1) "Debtor" and "Secured Party" as used in this Security Agreement include the heirs, executors and administrators, successors or assigns of those parties.

                           (2) Except as herein otherwise provided the law governing this Secured Transaction shall be that of the State of North Carolina in force at the date of this Security Agreement.

                           (3) Neither failure or delay on the part of the Secured Party nor partial exercise of any power, right or privilege granted hereunder shall be construed as a waiver of the same power, right or privilege held by the Secured Party. This Agreement shall not be modified except by written consent of the parties hereto. Debtor hereby waives protest of all instruments included or evidencing any liability by the Debtor, and any and all other demands whatsoever, whether or not relating specifically to such instruments.

                           (4) If any part, term or condition of this Agreement shall be determined by the Court to be invalid or unenforceable, all other provisions nevertheless shall remain valid and effective as it is the intention of the parties that each provision hereof is being agreed upon separately.

                           (5) This Agreement may not be changed or terminated orally. Any attempt to change, terminate or waive any provision hereof shall not be binding unless reduced to writing and executed by the parties against whom the same is sought to be enforced. All notices required by the provisions of this Agreement shall be delivered to the parties by certified mail, return receipt requested, at the addresses as set forth below, or such other addresses as the parties may hereafter designate:

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
                           To Secured Party:  Sports Image, Inc.
                                              Attn: Dale Earnhardt
                                              1675 Coddle Creek Highway
                                              Mooresville, North Carolina  2815

                           With a copy to:    David M. Furr, Esq.
                                              Gray, Layton, Drum, Kersh,
                                                Solomon, Sigmon & Furr, P.A.
                                              P.O. Box 2636
                                              516 South New Hope Road
                                              Gastonia, North Carolina  28053

                           To Debtor:         Action Performance Companies, Inc.
                                              SSI Acquisition, Inc.
                                              Attn: Fred Wagenhals
                                              2401 West First Street
                                              Tempe, Arizona 85281

                           With a copy to:    Robert S. Kant, Esq.
                                              O'Connor, Cavanagh, Anderson,
                                                Killingsworth & Beshears
                                              One East Camelback Road
                                              Suite 1100
                                              Phoenix, Arizona  85012

         IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the 7th day of November, 1996.

                                              SPORTS IMAGE, INC.



                                              By:_______________________________
                                              Title:____________________________


                                              SSI ACQUISITION, INC.


                                              By:_______________________________
                                              Title:____________________________
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